COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 28, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
10. COMMITMENTS AND CONTINGENCIES

On January 10, 2012, Richard P. Nespola, the Company’s former chief executive officer, former chairman of the board and a former member of the Company’s Board of Directors, filed an action, Richard P. Nespola v. The Management Network Group, Inc. ,  against the Company with the American Arbitration Association. In the action, Mr. Nespola claims, among other things, that the Company breached his employment agreement and an implied covenant of good faith and fair dealing by: (i) improperly deciding not to renew his employment agreement, and (ii) subsequently deciding to terminate his employment for cause. Mr. Nespola seeks in excess of $1.6 million in damages plus attorneys’ fees and costs.

On March 3, 2014, the arbitrator issued an interim award, finding that Mr. Nespola's employment was terminated without cause and that Mr. Nespola is entitled to severance under his employment agreement. In the second phase of the proceedings, the arbitrator will rule on Mr. Nespola's claim for damages, attorneys' fees and costs based upon the interim award and the Company's claim for certain attorneys' fees and costs. Based on the interim ruling, the Company believes it is probable that a liability exists for contractual severance, attorneys' fees and costs at December 28, 2013 related to this action. The Company has recorded a liability of $1.5 million in Accrued Severance Liability  on the Consolidated Balance Sheet as of December 28, 2013, for the amount of severance which may be payable under the terms of Mr. Nespola’s employment agreement. The Company has not recorded a liability relating to any amounts that may be awarded to Mr. Nespola in the arbitration with respect to his attorneys’ fees and costs because such amounts are not currently reasonably estimable. The Company is unable to reasonably estimate such amounts because the Company does not have information regarding the amount of attorneys' fees and costs incurred by Mr. Nespola or whether such fees or costs would be determined to be reasonable and because the amount of any award is subject to the determination of the arbitrator after further proceedings. As a result, the amount of any award granted by the arbitrator could be materially higher than the liability recorded.

In addition, the Company may become involved in various legal and administrative actions arising in the normal course of business. These could include actions brought by taxing authorities challenging the employment status of consultants utilized by the Company. In addition, future customer bankruptcies could result in additional claims on collected balances for professional services near the bankruptcy filing date. When management has determined that an asset has been impaired or a liability had been incurred related to an action, claim or assessment and the amount of loss can be reasonably estimated, the Company will record a liability for such estimated loss in the appropriate accounting period. The resolution of any of such actions, claims, or the matters described above may have an impact on the financial results for the period in which they occur.

During fiscal year 2012, the Company renewed a purchase agreement, committing to purchase a minimum of $285,000 in computer software over a three year period ending in the first quarter of fiscal year 2015. As of December 28, 2013 and December 29, 2012, respectively, the Company had obligations of $119,000 and $214,000 remaining under this commitment.